SUPPLEMENT TO THE
FIDELITY ADVISOR EMERGING ASIA FUND
CLASS A, CLASS T, CLASS B, CLASS C, AND INSTITUTIONAL CLASS
JUNE 15, 1999
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION FOUND IN THE
"INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 3.

For purposes of normally investing at least 65% of the fund's total assets in equity and debt securities of Asian emerging market issuers, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING TABLE REPLACES A SIMILAR TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 36.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the calendar year ended December 31, 1998.

COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from  Total Compensation from the
Advisory Board               the FundB,+                  Fund Complex*,A

Edward C. Johnson 3d**       $ 0                          $ 0

Abigail P. Johnson**          0                            0

J. Gary Burkhead**            0                            0

Ralph F. Cox                  25                           223,500

Phyllis Burke Davis           24                           220,500

Robert M. Gates               25                           223,500

E. Bradley Jones              25                           222,000

Donald J. Kirk                25                           226,500

Peter S. Lynch**              0                            0

William O. McCoy              25                           223,500

Gerald C. McDonough           30                           273,500

Marvin L. Mann                24                           200,500

Robert C. Pozen**             0                            0

Thomas R. Williams            25                           223,500


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the fund, Ms. Johnson and Mr. Burkhead, are compensated by FMR.

+ Figures presented are estimated for the fund's first fiscal year ending October 31, 1999.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

   THE FOLLOWING INFORMATION RE    PLACES SIMILAR INFORMATION FOUND
UNDER THE HEADING "SUB-ADVISERS" IN THE "MANAGEMENT CONTRACT"
SECTIO   N O    N PAGE 39.

   For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

(small solid bullet)    FMR pays FMR U.K. and FMR Far East a fee equal
to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

(small solid bullet) F   MR pays FIJ and FIIA a fee equal to 57% of
its monthly management fee with respect to the fund    's average net
assets managed by the sub-   adviser o    n a discretionary basis.

(small solid bullet)    FIIA pays FIIA(U.K.)L a fee equal to 110% of
FIIA(U.K.)L's costs incurred in connection with providing
discretionary investment mana    gement services.